                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549
                                 FORM 8-K


                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                              -----------


           Date of Report (Date of earliest event reported):


                 November 12, 2002 (November 1, 2002)
              -----------------------------------------

                    CRIIMI MAE FINANCIAL CORPORATION
       (Exact name of registrant as specified in its charter)




    Maryland              33-94694              52-1931369
  (State of             (Commission           (IRS Employer
 incorporation)          File Number)       Identification No.)


  11200 Rockville Pike, Rockville, Maryland        20852
  -----------------------------------------    ---------------
  (Address of principal executive offices)       (Zip Code)


                       (301) 816-2300
  ----------------------------------------------------------------
         (Registrant's telephone number, including area code)


  ----------------------------------------------------------------
   (Former name or former address, if changed since last report)

                     Exhibit Index is on Page 4

         Item 5.  Other Events
                  ------------
     Attached hereto is the Report to Mortgage Certificateholders for the payment date November 1, 2002, concerning CRIIMI MAE Financial Corporation's 7.00% Collateralized Mortgage Obligations due January 1, 2033.


         Item 7.  Financial Statements and Exhibits
                  ---------------------------------

         Exhibit 20.1 CRIIMI MAE Financial Corporation 7.00% Collateralized Mortgage Obligations due January 1, 2033, Report to Mortgage Certificateholders dated November 1, 2002.

                                S I G N A T U R E

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                      CRIIMI MAE Financial Corporation


                                      /s/Cynthia O. Azzara
                                      -----------------------------
                                      Cynthia O. Azzara
                                      Its:  Senior Vice President/
                                              Chief Financial Officer

                     Index to Exhibits



Exhibit No.                Description                                 Page
-----------                -----------                                 ----
20.1                       CRIIMI MAE                                   5
                           Financial Corporation
                           7.00% Collateralized
                           Mortgage Obligations
                           due January 1, 2033,
                           Report to Mortgage
                           Certificateholders
                           dated November 1, 2002

Exhibit 20.1
------------
State Street
Corporate Trust Department
Securities Administration
Trustee's Report to Certificateholders

Contents

Principal and Interest Details        6      Delinquency                  7
Balance Information                   6      Other Information            8
                                             Supplemental Loan Level remittance
                                             and delinquency information  9

Report Sections                   Preparer
---------------                   --------
Distribution Date Statement       Trustee

State Street Information Delivery Vehicles
------------------------------------------
Web Site:                                 http://corporatetrust.statestreet.com
For other information delivery requests:  ct-informationdelivery@statestreet.com

Deal-Specific Contacts
----------------------
Account Officer (trustee and paying agent
    questions):                               Daniel Scully    (617) 662-2058
Account Administrator (analytics and
    collateral questions):                    Jason Soulia     (617) 662-1281
Servicer        CRIIMI MAE                    Michael Lindsay  (301) 255-0683

Rating Agency Contacts
----------------------
Fitch IBCA, Inc.                        Moody's Investors Service
One State Street Plaza                  99 Church Street
New York, New York  10004               New York, New York  10007
(212) 908-0500                          (212) 553-0300

Standard & Poor's Rating Services
55 Water Street
New York, New York  10041
(212) 438-2430

Disclaimer Notice
-----------------

     This report has been prepared by, or is based on information furnished to State Street Bank and Trust Company ("State Street") by, one or more third parties (e.g. Servicers, Master Servicer, etc.) and State Street has not independently verified information received from or prepared by any such third party. State Street shall not and does not undertake responsibility for the accuracy, completeness, or sufficiency of this report or the information contained herein for any purpose, and State Street makes no representation or warranties with respect thereto. The information in this report is presented here with the approval of the Issuer solely as a convenience for the user, and should not be relied upon without further investigation by any user contemplating an investment decision with respect to the related securities.

CRIIMI MAE Financial Corporation
7.00% Collateralized Mortgage Obligations
Payment Date:  November 1, 2002

Principal Distribution Detail

                              Scheduled             Principal           FHA Insurance          Realized        Net Principal
                              Principal            Prepayments            Proceeds              Losses         Distribution
                           --------------          ------------         -------------          --------        -------------
FHA Mortgages              $ 2,412,086.05            $  0.00            $      0.00            $   0.00        $ 2,412,086.05
GNMA                       $13,753,750.80            $  0.00                   N/A             $   0.00        $13,753,750.80
Total                      $16,165,836.85            $  0.00            $      0.00            $   0.00        $16,165,836.85

Interest Distribution Detail
                                                                                                           Net Int. Dist.
                                                     Interest                Interest Strip                Incl. Prepay
                                                      Amount                     Amount                        Penalty
                                                   -------------             -------------                 --------------
FHA Mortgages                                      $  258,166.56             $   25,289.07                 $   232,877.49
GNMA                                               $  389,238.58                       N/A                 $   389,238.58
Total                                              $  647,405.14             $   25,289.07                 $   622,116.07

Interest Payable on Bonds
                                         Beginning                Interest             Interest               Additional
                                          Balance               Rate (Fixed)            Payable             Interest Payable
                                      ---------------           ------------          -----------           ----------------
                                      $ 86,225,263.16                  7.00%          $502,980.70       $        0.00

Balance Information
-------------------
Principal Balance of Collateral
                                                   Actual Beginning               Actual Principal            Actual Ending
                                                       Balance                         Payable                    Balance
                                                   ----------------               ----------------           ---------------
FHA Mortgages                                      $  34,859,710.89               $ 2,412,086.05             $ 32,447,624.84
GNMA                                               $  58,237,185.62               $13,753,750.80             $ 44,483,434.82
Total                                              $  93,096,896.51               $16,165,836.85             $ 76,931,059.66

Principal Balance of Bonds
                                                      Beginning                     Principal                    Ending
                                                       Balance                       Payable                     Balance
                                                   ---------------                --------------             ---------------
                                                   $ 86,225,263.16                $16,165,836.85             $ 70,059,426.31

CRIIMI MAE Financial Corporation
7.00% Collateralized Mortgage Obligations
Payment Date:  November 1, 2002


Delinquency Information
-----------------------
Delinquent Mortgage Loans

                                       One Month           Two Months           Three Months+          Foreclosures
                                     --------------       -------------         -------------          ------------
Number                                           0                   0                      2                     0
Scheduled Principal Balance          $        0.00        $       0.00          $        0.00          $       0.00
Actual Principal Balance             $        0.00        $       0.00          $   66,730.70          $       0.00


Delinquent Mortgage Loans Detail

                                                                                Actual
                                                                                Stated
                                  Months                   Loan                Principal                Status of
                                Delinquent                Number                Balance                Foreclosure
                               -------------             ---------           --------------            -----------
                               Assigned to HUD            158925             $    35,837.38                 N/A
                               Assigned to HUD            158926             $    30,893.32                 N/A
                                                                             $    66,730.70
    Liquidations                   0

                                Loan              Nature of            Final Recovery                FHA            Realized
                               Number            Liquidation            Determination              Proceeds           Loss
                               ------            -----------           --------------              --------         --------


CRIIMI MAE Financial Corporation
7.00% Collateralized Mortgage Obligations
Payment Date:  November 1, 2002

Other Information
-----------------
P&I Advances

Aggregate P&I Advances                                              $0.00
Aggregate unreimbursed P&I Advances                                 $0.00
Interest on P&I Advances paid to Master Servicer                    $0.00
Interest accrued on unreimbursed P&I Advances                       $0.00


Realized Losses

Aggregate Realized Losses incurred                                  $0.00


Fees

                       Master                          Trustee
                    Servicing Fee                        Fee
                    -------------                     ---------

Mortgages           $    1,452.49                     $  261.45
GNMA                $    2,426.55                     $  436.78
Total               $    3,879.04                     $  698.23

CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  November 1, 2002

                                                                                                    Scheduled          Actual
                                            Maturity     Note       Net     Pass-thru     I/O       Beginning         Beginning
Loan No.    Property Name                     Date       Rate      Rate        Rate       Rate       Balance           Balance
--------    -------------                   --------    ------    ------    ---------   --------  --------------    --------------
031-35192   Aspen-Linwood Garden Apts.      10/01/27     8.375%    8.125%     8.066%       0.125%   2,701,387.07      2,679,998.12
086-15001   Austin Hewitt House - II        01/01/31     9.500%    9.250%     9.191%       0.875%     228,043.24        228,043.20
086-43027   Austin Hewitt House Expansion   01/01/31    10.750%   10.500%    10.441%       1.500%   1,048,653.43      1,047,139.17
117-43049   Bell Avenue Nursing Home        09/01/31    11.000%   10.580%    10.521%       2.455%   1,819,857.39      1,819,849.57
072-43092   Centralia Fireside              10/01/32     9.125%    8.625%     8.566%       0.125%           0.00         35,837.38
072-43093   Centralia Friendship            11/01/32     9.000%    8.500%     8.441%       0.000%           0.00         30,893.32
052-43041   Devlin Manor                    10/01/32    10.000%    9.950%     9.891%       1.200%   5,485,038.89      5,512,041.41
016-43064   Eastgate Nursing                07/01/33     9.625%    9.250%     9.191%       1.250%   1,746,368.31      1,746,367.61
083-10013   Guardian Court Apts             06/01/34     8.750%    8.625%     8.566%       2.000%   2,151,575.91      2,151,575.87
073-14001   Harborside Apartments           02/01/19    10.250%   10.150%    10.091%       2.025%   2,038,448.16      2,038,447.09
118-43026   Highland Park Manor             01/01/31    11.000%   10.375%    10.316%       1.375%   2,384,006.67      2,384,006.39
117-43048   Southern Oaks Nursing Home      01/01/31    11.000%   10.375%    10.316%       1.375%   2,376,354.21      2,376,353.91
000-43043   Stoddard Baptist Nursing Home   03/01/27     8.000%    7.900%     7.841%       0.000%   8,884,132.66      8,803,843.89
121-35818   Woodcreek Apartments            10/01/26     7.250%    7.125%     7.066%       0.000%   3,969,742.47      4,005,311.72
                                                                                                  --------------    --------------
            FHA Subtotal                    11/23/28      9.18%     8.96%      8.90%        0.87%  34,833,608.41     34,859,708.65


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  November 1, 2002

                                            Scheduled      Actual        Scheduled      Actual     Scheduled    Actual Net
                                              P & I        P & I         Principal     Principal    Interest     Interest
Loan No.    Property Name                    (Gross)       (Net)          Payment       Payment     Payment      Payment
--------    -------------                   ---------   ------------     ----------    ----------  -----------  -----------
031-35192   Aspen-Linwood Garden Apts.      21,333.83      20,775.50       2,484.86      2,629.68    18,290.64    18,145.82
086-15001   Austin Hewitt House - II         1,938.08       1,890.57         132.74        132.74     1,757.83     1,757.83
086-43027   Austin Hewitt House Expansion    9,855.73       9,637.58         242.59        475.11     9,394.99     9,162.47
117-43049   Bell Avenue Nursing Home        17,409.23      16,772.30         727.22        727.29    16,045.08    16,045.01
072-43092   Centralia Fireside              22,822.81           0.00           0.00          0.00         0.00         0.00
072-43093   Centralia Friendship            21,974.50           0.00           0.00          0.00         0.00         0.00
052-43041   Devlin Manor                    48,350.87      48,121.22       2,641.11      2,417.21    45,480.11    45,704.01
016-43064   Eastgate Nursing                14,776.18      14,230.44         768.85        768.86    13,461.59    13,461.58
083-10013   Guardian Court Apts             16,739.55      16,515.43       1,050.98      1,050.98    15,464.45    15,464.45
073-14001   Harborside Apartments           21,421.99      21,252.12       4,010.25      4,010.26    17,241.87    17,241.86
118-43026   Highland Park Manor             24,079.96   2,404,618.11   2,384,006.39  2,384,006.39    20,611.72    20,611.72
117-43048   Southern Oaks Nursing Home      22,808.19      21,570.51       1,024.95      1,024.95    20,545.56    20,545.56
000-43043   Stoddard Baptist Nursing Home   68,388.21      67,654.57       9,167.36      9,695.93    58,487.21    57,958.64
121-35818   Woodcreek Apartments            29,345.41      28,928.19       5,357.84      5,146.65    23,570.35    23,781.54
                                          -----------  -------------  -------------  ------------   ----------  -----------
            FHA Subtotal                   341,244.54   2,671,966.55   2,411,615.14  2,412,086.05   260,351.41   259,880.50


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  November 1, 2002

                                                     Recovery of
                                                      Delinquent
                                         Interest     Interest    WL/NIS       Scheduled       Actual      Delinq. Prepay  Principal
Loan No.    Property Name                 Strip        Strip     Interest      Ending Bal.    Ending Bal.  Status  Pymts     Prepay.
--------    -------------              -------------  --------  -----------   -------------  ------------ ------- -------  ---------
031-35192   Aspen-Linwood Garden Apts.        279.17              17,866.65     2,698,902.21   2,677,368.44
086-15001   Austin Hewitt House - II          166.28               1,591.55       227,910.50     227,910.46
086-43027   Austin Hewitt House Expansion   1,308.92               7,853.54     1,048,410.85   1,046,664.06
117-43049   Bell Avenue Nursing Home        3,723.11              12,321.90     1,819,130.16   1,819,122.28
072-43092   Centralia Fireside                  0.00                   0.00             0.00      35,837.38  Assigned to HUD
072-43093   Centralia Friendship                0.00                   0.00             0.00      30,893.32  Assigned to HUD
052-43041   Devlin Manor                    5,512.04              40,191.97     5,482,397.79   5,509,624.20
016-43064   Eastgate Nursing                1,819.13              11,642.45     1,745,599.45   1,745,598.75
083-10013   Guardian Court Apts             3,585.96              11,878.49     2,150,524.93   2,150,524.89
073-14001   Harborside Apartments           3,439.88              13,801.99     2,034,437.91   2,034,436.83
118-43026   Highland Park Manor             2,731.67              17,880.05             0.28           0.00
117-43048   Southern Oaks Nursing Home      2,722.91              17,822.65     2,375,329.26   2,375,328.96
000-43043   Stoddard Baptist Nursing Home       0.00              57,958.64     8,874,965.30   8,794,147.96
121-35818   Woodcreek Apartments                0.00              23,781.54     3,964,384.62   4,000,165.07
                                        ------------           ------------   --------------  -------------
            FHA Subtotal                   25,289.07             234,591.42    32,421,993.27  32,447,622.60


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  November 1, 2002

                                                                                                     Scheduled            Actual
                                              Maturity         Note        GNMA       Pass-thru      Beginning          Beginning
Loan No.    Property Name                       Date           Rate        Rate          Rate         Balance            Balance
--------    -------------                     --------         ------      ------     ---------    --------------     -------------
364007      Baptist Retirement System         06/15/18         8.250%      8.000%       7.941%       2,808,000.62      2,808,000.61
364008      Bellhaven Nursing Center          12/15/31         8.625%      8.375%       8.316%      13,784,668.97     13,784,668.93
385399      Capital Crossing Apts             05/15/21         7.980%      7.730%       7.671%       9,624,124.54      9,624,124.44
383725      Elwood Gardens                    06/15/29         8.150%      7.875%       7.816%       2,479,417.44      2,479,417.47
382271      Fox Hills Apartments              05/15/24         8.700%      8.250%       8.191%         917,805.87        917,805.87
332150      Koh Apartments                    02/15/28         8.250%      8.000%       7.941%         981,168.83        981,168.85
391963      Marshall House                    06/15/34         8.250%      8.000%       7.941%       1,292,495.70      1,292,495.72
318504      Plaza Apartments                  11/15/30         8.000%      7.750%       7.691%       1,236,064.93      1,236,064.99
365647      The Rebecca Apartments            03/15/34         8.500%      8.250%       8.191%       3,018,879.44      3,018,879.38
400387      Regal Ridge Apartments            04/15/35         8.250%      8.000%       7.941%       4,335,438.91      4,335,438.91
321020      Regent Apartments                 11/15/27         8.250%      8.000%       7.941%       4,054,076.56      4,054,076.61
398270      River Chase II                    12/15/34         8.125%      7.875%       7.816%       4,633,088.31      4,633,088.26
364019      Riverview Health                  06/15/34         8.625%      8.250%       8.191%       9,071,953.49      9,071,953.54
                                                                                                  ---------------   ---------------
            GNMA Subtotal                     10/01/29          8.35%       8.08%        8.02%      58,237,183.61     58,237,183.58

            Total                             05/01/29          8.66%       8.41%        8.35%      93,070,792.02     93,096,892.23


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  November 1, 2002

                                             Scheduled        Actual        Scheduled        Actual        Scheduled    Actual Net
                                               P & I          P & I         Principal       Principal       Interest    Interest
Loan No.    Property Name                     (Gross)         (Net)          Payment         Payment        Payment     Payment
--------    -------------                    ---------     ------------     ----------      ----------     ----------   -----------
364007      Baptist Retirement System        26,719.70        26,134.70       7,414.70        7,414.70      18,720.00    18,720.00
364008      Bellhaven Nursing Center        107,805.31       104,933.53       8,728.03        8,728.03      96,205.50    96,205.50
385399      Capital Crossing Apts            82,749.62        80,744.60      18,749.20       18,749.20      61,995.40    61,995.40
383725      Elwood Gardens                   19,003.15        18,434.95       2,163.77        2,163.77      16,271.18    16,271.18
382271      Fox Hills Apartments              7,854.81         7,510.63       1,200.71        1,200.71       6,309.92     6,309.92
332150      Koh Apartments                    7,697.96         7,493.56         952.43          952.43       6,541.13     6,541.13
391963      Marshall House                    9,590.88         9,321.62         704.98          704.98       8,616.64     8,616.64
318504      Plaza Apartments                  9,215.81         8,958.30         975.38          975.38       7,982.92     7,982.92
365647      The Rebecca Apartments           22,978.10        22,349.17       1,594.37        1,594.37      20,754.80    20,754.80
400387      Regal Ridge Apartments           32,002.70        31,099.49       2,196.56        2,196.56      28,902.93    28,902.93
321020      Regent Apartments                31,900.62        31,056.03       4,028.85        4,028.85      27,027.18    27,027.18
398270      River Chase II                   33,873.94     4,663,492.95       3,469.30    4,633,088.31      30,404.64    30,404.64
364019      Riverview Health                 69,760.58     9,134,323.19       7,390.90    9,071,953.51      62,369.68    62,369.68
                                           -----------    -------------   ------------  --------------    -----------   ----------
            GNMA Subtotal                   461,153.18    14,145,852.71      59,569.18   13,753,750.80     392,101.91   392,101.91

            Total                           802,397.72    16,817,819.25   2,471,184.32   16,165,836.85     652.453.31   651,982.40


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  November 1, 2002

                                                     Recovery of
                                                      Delinquent
                                         Interest     Interest    WL/NIS         Scheduled           Actual      Delinquency
Loan No.    Property Name                 Strip        Strip     Interest      Ending Balance    Ending Balance     Status
--------    -------------              -------------  --------  -----------    --------------    --------------  -----------
364007      Baptist Retirement System                                            2,800,585.92      2,800,585.91
364008      Bellhaven Nursing Center                                            13,775,940.94     13,775,940.90
385399      Capital Crossing Apts                                                9,605,375.34      9,605,375.24
383725      Elwood Gardens                                                       2,477,253.67      2,477,253.70
382271      Fox Hills Apartments                                                   916,605.16        916,605.16
332150      Koh Apartments                                                         980,216.40        980,216.42
391963      Marshall House                                                       1,291,790.72      1,291,790.74
318504      Plaza Apartments                                                     1,235,089.55      1,235,089.61
365647      The Rebecca Apartments                                               3,017,285.07      3,017,285.01
400387      Regal Ridge Apartments                                               4,333,242.35      4,333,242.35
321020      Regent Apartments                                                    4,050,047.71      4,050,047.76
398270      River Chase II                                                       4,629,619.01             (0.05)
364019      Riverview Health                                                     9,064,562.59              0.03
                                       -------------   --------  -----------    -------------    --------------
            GNMA Subtotal                                                       58,177,614.43     44,483,432.78

            Total                        25,289.07               234,591.42     90,599,607.70     76,931,055.38
